Exhibit 10.4

AMENDMENT NO. 1 TO
TAX RECEIVABLE AGREEMENT

December 30, 2024

This Amendment No. 1 to the Tax Receivable Agreement (as defined below) is dated effective as of December 30, 2024 (this “Amendment”), and is entered into by and among Vacasa, Inc., a Delaware corporation (the “Company”), Vacasa Holdings LLC, a Delaware limited liability company (the “Company LLC”), SLP Venice Holdings, L.P., a Delaware limited partnership (the “Representative”), and each of undersigned Persons under the heading “Holders” on the signature pages hereto (collectively, the “Holders”).  Each of the Company, the Company LLC, the Representative, and the Holders are referred to herein, individually, as a “Party” and, collectively, as the “Parties.”

WHEREAS, the Company, the Company LLC, the Representative, the Holders and the other parties thereto previously entered into that certain Tax Receivable Agreement, dated as of December 6, 2021 (the “Tax Receivable Agreement”);

WHEREAS, Section 7.6(b) of the Tax Receivable Agreement provides that the Tax Receivable Agreement may only be amended if such amendment is approved in writing by each of (i) the Board of Directors of the Company and (b) the TRA Parties who collectively would be entitled to receive at least a majority of any Early Termination Payments that would hypothetically be payable to all TRA Parties (applying the Valuation Assumptions);

WHEREAS, the Board of Directors of the Company has approved in writing amending the Tax Receivable Agreement in accordance with the terms of this Amendment;

WHEREAS, the Holders represent the TRA Parties who collectively would be entitled to receive at least a majority of any Early Termination Payments that would hypothetically be payable to all TRA Parties (applying the Valuation Assumptions) if an Early Termination were to occur on the effective date of this Amendment;

WHEREAS, the Board of Directors of the Company has determined that, in accordance with Section 7.6(b) of the Tax Receivable Agreement, this Amendment does not have a disproportionate material and adverse effect on (a) the Exchange TRA Parties, on the one hand, or the Reorganization TRA Parties, on the other hand, (b) any TRA Party or (c) any Exchange TRA Party relative to any other Exchange TRA Party, or on any Reorganization TRA Party relative to any other Reorganization TRA Party, due to, among other reasons, the fact that the Early Termination Payment will be waived with respect to all TRA Parties equally; and

WHEREAS, in connection with the execution of that certain Agreement and Plan of Merger, by and among the Company, the Company LLC, Casago Holdings, LLC, a Delaware limited liability company (“Parent”), Vista Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of Parent, and Vista Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent, dated as of the date hereof (the “Merger Agreement”), subject to and effective upon the consummation of the transactions contemplated by the Merger Agreement, the Parties desire to amend the Tax Receivable Agreement as set forth in this Amendment to, among other things, terminate the Company’s, the Company LLC’s, the Representative’s, the Holders’ and the other TRA Parties’ rights and obligations in respect of the Tax Receivable Agreement and to release the Company and the Company LLC from all obligations thereunder.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1.       Definitions.  Each capitalized term used herein but not otherwise defined herein shall have the meaning assigned to such term in the Tax Receivable Agreement.

Section 2.       Amendment to the Tax Receivable Agreement.  Article IV of the Tax Receivable Agreement is hereby amended by inserting a new Section 4.4 as set forth below:

“Section 4.4.  Termination Upon Specified Change of Control.  Notwithstanding anything herein to the contrary, effective as of and conditioned upon the closing (the “Closing”) of the transactions contemplated by that certain Agreement and Plan of Merger, by and among the Corporation, the LLC, Casago Holdings, LLC, a Delaware limited liability company (“Parent”), Vista Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of Parent, and Vista Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent, dated as of December 30, 2024 (the “Merger Agreement” and the consummation of the transactions contemplated thereby, the “Specified Change of Control”), (a) this Agreement shall terminate in its entirety, and (b) the Corporation, the LLC, the Representative, the TRA Parties and any other party hereto shall have no further rights or obligations hereunder, including with respect to the payment of all or any portion of any Early Termination Payment or any other amounts owed pursuant to this Agreement.  For the avoidance of doubt, if the Closing occurs, the Specified Change of Control shall not constitute a “Change of Control” for purposes of this Agreement (and Section 4.1(c) shall not apply in connection with the Specified Change of Control) and no Early Termination Payment or other amount otherwise payable under this Agreement shall be payable in connection with the Closing or otherwise.”

Section 3.     Effect of this Amendment.  The Parties intend that this Amendment constitute an amendment of the Tax Receivable Agreement in accordance with Section 7.6(b) thereof.  This Amendment shall be deemed effective as of the date hereof.  Except as expressly amended by this Amendment, the Tax Receivable Agreement remains in full force and effect and nothing in this Amendment shall otherwise affect any other provision of the Tax Receivable Agreement or the rights and obligations of the Parties.  If the Merger Agreement is terminated prior to the Closing having occurred, this Amendment shall be void ab initio and of no force and effect and the Tax Receivable Agreement shall remain in full force and effect as if such Amendment had not become effective.

Section 4.       Incorporation by Reference.  Sections 7.1 (Notices), 7.2 (Counterparts; Electronic Signature), 7.4 (Governing Law), 7.5 (Severability), 7.6 (Assignments; Amendments; Successors; No Waivers), 7.7 (Resolution of Disputes), and 7.14 (Independent Nature of Rights and Obligations) of the Tax Receivable Agreement are incorporated herein by reference, mutatis mutandis.

2

Section 5.      No Assignment.  Notwithstanding anything to the contrary in Section 7.6 of the Tax Receivable Agreement, none of the Holders may directly or indirectly assign all or any portion of such Holder’s interest in the Tax Receivable Agreement or this Amendment. For the avoidance of doubt, nothing in this Agreement shall restrict any Exchange TRA Holder from participating in a Redemption or a Direct Exchange prior to the Closing Date (as defined in the Merger Agreement).

Section 6.       No Third Party Beneficiaries.  This Amendment shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns, and nothing in this Amendment, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Amendment.  Notwithstanding the foregoing, the Parties agree that, unless the Merger Agreement is terminated in accordance with its terms prior to the Closing, Parent is an express third party beneficiary of this Amendment and this Amendment is enforceable by Parent in all respects.  None of the provisions of this Amendment may be amended, modified or otherwise adjusted, and this Amendment may not be terminated or waived in any respect, by any Party without the prior written consent of Parent (which consent may be withheld by Parent in its sole discretion).

[Signature pages follow.]

3

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

COMPANY:

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

COMPANY LLC:

VACASA HOLDINGS LLC

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

SLP V VENICE FEEDER I, L.P.

By:	Silver Lake Technology Associates V, L.P., its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Joerg Adams
Name:	Joerg Adams
Title:	Managing Director

SLP VENICE HOLDINGS, L.P.

By:	SLP V Aggregator GP, L.L.C.
By:	Silver Lake Technology Associates V, L.P., its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By	/s/ Joerg Adams
Name:	Joerg Adams
Title:	Managing Director

SLP VENICE AGGREGATOR, L.P.

By:	Silver Lake Technology Associates V, L.P., its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By	/s/ Joerg Adams
Name:	Joerg Adams
Title:	Managing Director

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

RW VACASA AIV L.P.

By:	Riverwood Capital II, L.P., its general partner
By:	Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RW INDUSTRIOUS BLOCKER L.P.

By:	Riverwood Capital II L.P., its general partner
By:	Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS II (PARALLEL-B) L.P.

By:	Riverwood Capital II, L.P., its general partner
By:	Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III VACASA AIV L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

RCP III BLOCKER FEEDER L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS III (PARALLEL-B) L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III (A) BLOCKER FEEDER L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III (A) VACASA AIV L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Level Equity Opportunities Fund 2015, L.P.

By:	Level Equity Partners II (GP), L.P. its general partner
By:	Level Equity Associates II, LLC its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

Level Equity Opportunities Fund 2018, L.P.

By:	Level Equity Partners IV (GP), L.P. its general partner
By:	Level Equity Associates IV, LLC its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEGP II AIV(B), L.P.

By:	Level Equity Partners II (GP), L.P. its general partner
By:	Level Equity Associates II, LLC its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

LEGP I VCS, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEGP II VCS, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

Level Equity – VCS Investors, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

American Bankers Insurance Group, Inc.

By:	/s/ Paul Meggs
Name:	Paul Meggs
Title:	Vice President

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

NewSpring Growth Capital IV
(on behalf of NSG IV Blocked AIV, L.P. and NSG IV Unblocked AIV, L.P.)

By:	/s/ Marc Lederman
Name:	Marc Lederman
Title:	COO and General Partner

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Ohana Holdings, LLC

By:	/s/ Timothy R. Sarhatt
Name:	Timothy R. Sarhatt
Title:	Vice President

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Travel + Leisure

By:	/s/ Jim Savina
Name:	Jim Savina
Title:	General Counsel

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Partners for Growth IV

By:	/s/ Victor Ng
Name:	Victor Ng
Title:	CFO

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Chris Terrill
Name:	Chris Terrill

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Matt Roberts
Name:	Matt Roberts

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Bob Milne
Name:	Bob Milne

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Chad Cohen
Name:	Chad Cohen

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Altos Ventures
(on behalf of Altos TRA Parties)

By:	/s/ Anthony Lee
Name:	Anthony Lee
Title:	Managing Member

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

StepStone VC Secondaries Fund II, L.P.

By:	StepStone VC Secondaries General Partner II, L.P., its general partner
By:	StepStone VC Secondaries GP II, LLC, its general partner
By:	StepStone Group LP, its sole member
By:	StepStone Group Holdings LLC, its general partner

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	Partner, Chief Operating Officer, Private Equity

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

The J. Paul Getty Trust

By:	/s/ Benjamin Liou
Name:	Benjamin Liou
Title:	Managing Director & Assistant Treasurer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Robert Greyber
Name:	Robert Greyber

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Silverton Partners IV, L.P.

By:	/s/ Moran Flager
Name:	Morgan Flager
Title:	General Partner

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Thomas Clark
Name:	Thomas Clark

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

PETERSON CAPITAL PARTNERS LP

By:	/s/ Karl Peterson
Name:	Karl Peterson
Title:	President

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]